December 28, 2022

DCM/INNOVA High Equity Income Innovation Fund

(Ticker Symbol: TILDX)

&

Lebenthal Ultra Short Tax-Free Income Fund

Class A Shares (Ticker Symbol: LEAAX)

Class I Shares (Ticker Symbol: LETAX)

Copley Fund

(Ticker Symbol COPLX)

Each a series of Centaur Mutual Funds Trust

Supplement to the Copley Fund Statement of Additional Information dated September 21, 2022, and the DCM/INNOVA High Equity Income Innovation Fund and Lebenthal Ultra Short Tax-Free Income Fund Statement of Additional Information dated February 28, 2022

This supplement updates certain information contained in the Statements of Additional Information (“SAIs”) of the Copley Fund (“Copley Fund”), the DCM/INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”), and the Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”, each a “Fund” and collectively the “Funds”), each a series of Centaur Mutual Funds Trust (the “Trust”). For more information or to obtain a copy of the Funds’ Prospectus or the SAI free of charge, please contact the Funds toll free at 1-888-484-5766.

Mr. Marc Rappaport has resigned as an interested Trustee of the Trust effective December 1, 2022. Any reference to Mr. Rappaport being a Trustee of the Trust contained in the SAIs is hereby deleted. Mr. Rapaport remains Vice President of the Trust. Mr. Rappaport’s resignation was necessitated by the requirements of Section 15(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") as described below, and was unrelated to his performance as a Trustee or the operation of the Funds.

Prior to the reorganization of Copley Fund, Inc. (the “Predecessor Fund”) into the Trust, the Trust's Board of Trustees (the “Board”) consisted of one Interested Trustee, Mr. Rappaport, and two Independent Trustees, making the Board 66.66% independent. Section 15(f) under the Investment Company Act requires the Board to be 75% independent of the investment advisor of the Funds and the predecessor investment advisor of the Predecessor Fund the after a transaction such as the reorganization of Predecessor Fund, into the Trust. Because of Mr. Rappaport’s position as CEO of DCM Advisors, LLC, the investment advisor to the Funds, he is not considered independent of the investment advisor.

As a result, the Board determined, and Mr. Rappaport agreed, that Mr. Rappaport would resign from the Board, making the Board 100% independent of the Funds’ investment advisor and distributor. Therefore, the Board now consists of two Independent Trustees. There are no plans to replace Mr. Rappaport on the Board at this time.. Mr. Rappaport will become eligible to serve on the Board of Trustees three years from December 1, 2022.

Investors Should Retain this Supplement for Future Reference